UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the
Securities Exchange Act of 1934

June 4, 2002
Date of Report (Date of earliest event reported)

CYBERGUARD CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number: 0-24544

Florida	65-0510339

(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2000 West Commercial Boulevard, Suite 200 Fort Lauderdale, Florida (Address of principal executive offices)	33309 (Zip Code)

(954) 958-3900
(Registrant’s telephone number, including area code)

Item 5. Other Events

     Attached is an Exhibit to this Form 8-K regarding CyberGuard Corporation’s (“Company”) application for listing of the Company’s Common Stock on the American Stock Exchange.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits.

99.1	Press Release dated June 5, 2002

SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

CYBERGUARD CORPORATION

By: /s/ SCOTT J. HAMMACK

Scott J. Hammack

Chief Executive Officer

Date: June 7, 2002

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